UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  May 16, 2007


                      ENERTECK CORPORATION
     (Exact name of registrant as specified in its charter)

                 Commission file number 0-31981


Delaware                                                47-0929885
(State or other jurisdiction                      (I.R.S. Employer
of incorporation)                              Identification No.)


10701 Corporate Drive, Suite 150
Stafford, Texas                                              77477
(Address of principal                                   (Zip Code)
executive offices)


Registrant's telephone number, including area code: (281) 240-1787

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

     Between May 1, 2007 and May 16, 2007, EnerTeck Corporation (the "Company") sold a total of 1,000,000 shares of its common stock at $0.75 per share to seven investors for total gross proceeds of $750,000 in a private placement offering to accredited investors only. These securities were sold directly by the Company, without engaging in any advertising or general solicitation of any kind and without payment of underwriting discounts or commissions to any person. The securities were issued in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 thereunder.


Item 8.01 Other Events.

      On June 1, 2007, the Company issued a press release which consisted of a letter to shareholders.


Item 9.01      Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated June 1, 2007.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENERTECK CORPORATION
                               (Registrant)


Dated: June 4, 2007           By:   /s/ Richard B. Dicks
                              Name:     Richard B. Dicks
                              Title:    Chief Financial Officer